Discontinued Operations	12 Months Ended
Jan. 31, 2013
Discontinued Operations
15) Discontinued Operations

After weighing alternatives, during the second quarter of fiscal year 2013, the Company authorized the sale of the Energy division and entered into negotiations for the sale of substantially all of the Energy division assets to a third party. As of July 31, 2012, the Company considered the Energy division as a discontinued operation and reflected it as such retrospectively in the consolidated financial statements. We recorded a loss of $32.6 million as of July 31, 2012, based on the difference between its carrying value as a continuing operation and the expected selling price, less costs to sell. The tax benefit related to this loss was $12.5 million.

On October 1, 2012, the Company completed the sale of all of the exploration and production assets of its Energy division for $15.0 million. No additional loss on disposal of the net assets was recognized. Pursuant to the sale agreement, the Company received $13.5 million and received an additional $1.5 million in October 2013 when certain conditions were met. The sale agreement provides for additional proceeds of $2.0 million contingent on natural gas futures prices exceeding $5.25 per MMBTU for five months out of any given six consecutive months occurring during the 36 months following closing. The amount will be recorded as additional proceeds if the conditions are met.

The financial results of discontinued operations include an accrual of $3.9 million recorded in the fourth quarter of fiscal 2013 associated with certain litigation claims, related to the Energy division, which were retained by the Company.

On July 31, 2013, the Company completed the sale of its SolmeteX operations to a third party. The Company had previously announced its plans to sell substantially all of the assets of SolmeteX as part of its One Layne strategy during the first quarter of fiscal year 2014 and reclassified it as a discontinued operation. SolmeteX was previously reported as part of the Water Resources division. Pursuant to the sale agreement, the Company received $0.8 million in preferred units of SolmeteX, LLC and received $10.6 million of cash on August 1, 2013. The preferred units have a 4% yield accruing daily, compounded quarterly on the unreturned capital and unpaid preferred yield. During the second quarter of fiscal 2014, the Company valued the units at $0.4 million on the balance sheet as part of Other Assets, and recorded a gain on the sale of the assets of $8.3 million which was included on the income statement as income from discontinued operations.

The financial results of the two discontinued operations were as follows:

	Years Ended January 31,
(in thousands)	2013	2012	2011
Revenues	$15,018	$27,128	$31,901
(Loss) income before income taxes	(39,102)	2,083	5,659
Income tax benefit (expense)	15,339	(592)	(1,952)
Net (loss) income from discontinued operations	(23,763)	1,491	3,707